                                                                   EXHIBIT 10.17

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

      THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (this "Agreement"), dated as of June 29, 2004, is made by VISKASE COMPANIES, INC., a Delaware corporation (the "Grantor"), in favor of LASALLE BANK NATIONAL ASSOCIATION ("LaSalle"), as collateral agent (together with its successor(s) thereto in such capacity, "Grantee") for the Trustee and Holders, in light of the following:

                              W I T N E S S E T H:

      WHEREAS, the Grantor and LaSalle, as collateral agent and as trustee (in such capacity, the "Trustee"), have entered into an Indenture, dated as of June 29, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which the Grantor has issued 90,000 Units (and, together with any additional units that may be issued from time to time thereunder or exchanged therefor or for such additional units, the "Units"), each of which consists of an 11-1/2% Senior Secured Note due 2011 in a principal amount of $1,000 (and, together with any additional notes that may be issued by the Grantor from time to time thereunder or exchanged therefor or for such additional notes, the "Notes") and a warrant to purchase 8.947 shares of common stock of the Grantor, at an exercise price of $0.01 per share, subject to adjustment;

      WHEREAS, the Grantor and the Grantee have entered into that certain Security Agreement, dated as of June 29, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), pursuant to which the Grantor has granted security interests in certain of its assets (including its Intellectual Property) as more fully described therein;

      WHEREAS, the Grantor and Wells Fargo Foothill, Inc. have entered into that certain Loan and Security Agreement dated as of June 29, 2004 (as amended, restated, supplemented, replaced or otherwise modified from time to time, the "Credit Agreement");

      WHEREAS, the Grantee, the Administrative Agent and the Grantor have entered into that certain Intercreditor and Lien Subordination Agreement, dated as of June 29, 2004 (as amended, restated, supplemented, replaced or otherwise modified from time to time, the "Intercreditor Agreement"), which agreement, among other things, sets forth, as between the Grantee and the Administrative Agent, the relative priority of their respective Liens in the Collateral (including the Intellectual Property) and their rights with respect thereto;

      WHEREAS, the Grantor desires to secure its Obligations under the Notes, the Indenture and each other Indenture Document to which it becomes a party by granting to Grantee, for the benefit of itself, the Trustee and the Holders, security interests in the Intellectual Property as set forth herein; and

      WHEREAS, to induce the Initial Purchaser to purchase the Units and the underlying Notes, each Holder to hold the Units and the underlying Notes to be held by it and LaSalle to act in its capacities as trustee and collateral agent, the Grantor desires to pledge, grant, transfer, and assign to Grantee, for the benefit of itself, the Holders and the Trustee, a security interest in the Intellectual Property to secure the Obligations, as provided herein.

      NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor (intending to be legally bound hereby) agrees as follows:

            1. Incorporation of Security Agreement. The Security Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. All terms capitalized but not otherwise defined herein shall have the same meanings herein as in the Security Agreement.

            2. Security Interest in Intellectual Property. To secure prompt payment of any and all of the Obligations in accordance with the terms and conditions of the Security Agreement and in order to secure prompt performance by Grantor of each of its covenants and duties under the Indenture Documents, Grantor hereby grants to Grantee, for the benefit of the Grantee and the other Secured Parties, a continuing security interest in, all of Grantor's right, title and interest in and to all of the following now owned and existing and hereafter arising, created or acquired property and products and proceeds thereof (collectively, the "Intellectual Property"):

      (i) patents and patent applications, including, without limitation, rights in the inventions and improvements described and claimed therein, and those patents listed on Exhibit A attached hereto and hereby made a part hereof, and
(a) all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (b) all income, royalties, damages, proceeds and payments now and hereafter due or payable under or with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world (all of the foregoing patents and applications, together with the items described in clauses (a)-(d) of this subsection 2(i), are sometimes hereinafter referred to individually as a "Patent" and, collectively, as the "Patents"); and

      (ii) trademarks, trademark registrations, trademark applications, trade names and tradestyles, brand names, service marks, service mark registrations and service mark applications, including, without limitation, the trademarks, trade names, brand names, service marks and applications and registrations thereof listed on Exhibit B attached hereto and hereby made a part hereof, and
(a) all renewals or extensions thereof, (b) all income, royalties, proceeds, damages and payments now and hereafter due or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world (all of the foregoing trademarks, trade names and tradestyles, brand names, service marks and applications and registrations thereof, together with the items described in clauses (a)-(d) of this subsection 2(ii), are sometimes hereinafter referred to individually as a "Trademark" and, collectively, as the "Trademarks"); and

      (iii) rights under or interests in any patent, trademark, or copyright license agreements with any other Person (to the extent a security interest may be granted in such rights without violating the terms of any such license agreement; with respect to any of the Intellectual Property or any other patent, trademark, service mark or any application or registration thereof or any other trade name or tradestyle between Grantor and any other Person, whether Grantor is a licensor or licensee under any such license agreement, including, without limitation, the licenses listed on Exhibit C attached hereto and hereby made a part hereof (all of the foregoing license agreements and Grantor's rights thereunder are referred to collectively as the "Licenses"); and

      (iv) the goodwill of Grantor's business connected with and symbolized by the Trademarks; and

      (v) copyrights, copyright registrations and copyright applications, used in the United States and elsewhere, including, without limitation, the copyright registrations and copyright applications listed on Exhibit D attached hereto and made a part hereof, and (a) renewals or extensions thereof, (b) all income, royalties, proceeds, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world (all of the foregoing copyrights, copyright registrations and copyright applications, together with the items described in clauses
(a)-(d), are sometimes hereinafter individually and/or collectively referred to as the "Copyrights"); and

      (vi) all trade secrets, formulas, processes, devices, know-how, or compilations of information (including technical information and non-technical information such as customer lists and marketing plans), collectively referred to as trade secrets, which are not available to others and which are maintained as confidential by Grantor, and the right to prevent misappropriation and unauthorized disclosures thereof and all rights corresponding thereto throughout the world (all of the foregoing trade secrets and associated rights are sometimes hereinafter individually and/or collectively referred to as the "Trade Secrets").

            3. Representations and Warranties. Grantor hereby represents and warrants to Grantee for the benefit of the Grantee and the other Secured Parties, which representations and warranties shall survive the execution and delivery of this Agreement, that:

      (i) None of the issued patents, patent applications, registered trademarks, trademark applications, registered copyrights or copyright applications (collectively, the "REGISTERED INTELLECTUAL PROPERTY") has been adjudged invalid or unenforceable nor has any such Registered Intellectual Property been cancelled, in whole or in part, and each such Intellectual Property is presently subsisting;

      (ii) To the knowledge of the Grantor, none of the Intellectual Property infringes upon the rights or property of any other Person or is currently being challenged in any way

      (iii) There are no pending or, to the knowledge of the Grantor, threatened claims, litigation, proceedings or other investigations regarding any of the Intellectual Property;

      (iv) Each of the Intellectual Property material to the Grantor's business is valid and enforceable, and the Grantor has adopted adequate precautions to protect its Trade Secrets from unauthorized or accidental disclosure;

      (v) Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Registered Intellectual Property, free and clear of any liens, security interests, mortgages, charges and encumbrances, including, without limitation, licenses, consent-to-use agreements, shop rights and covenants by Grantor not to sue third Persons (except for Permitted Liens);

      (vi) Grantor has adopted, used and is currently using all of the Trademarks, and, to the knowledge of Grantor, Grantor's use thereof does not infringe the intellectual property rights of any person or entity;

      (vii) Grantor has no written notice or knowledge of any suits or actions commenced or threatened with reference to or in connection with any of the Intellectual Property;

      (viii) Grantor has the unqualified right to execute and deliver this Agreement and perform its terms, this Agreement has been executed and delivered by a duly authorized officer of Grantor, and this Agreement is a legally enforceable obligation of Grantor;

      (ix) No trademark opposition or cancellation proceedings have been filed in the prior three years with the United States Patent and Trademark Office against any of the Trademarks; and

      (x) The Licenses, complete copies of which have been provided to Grantor, are valid and binding agreements, enforceable in accordance with their terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws from time to time in effect). Each of the material Licenses is in full force and effect and has not been amended or abrogated and, to the knowledge of the Grantor, there is no default under any of the Licenses.

            4. Restrictions on Future Agreements. Except as otherwise permitted pursuant to the Indenture, Grantor agrees that until all Obligations shall have been satisfied and paid in full (other than contingent indemnification obligations) or the Defeasance thereof shall have been consummated, Grantor shall not, without the prior written consent of Grantee, Dispose, grant a Lien on, encumber or assign any or all of, or grant any license or sublicense under (other than as commercially reasonable in Grantor's good faith business judgment), the Intellectual Property, or enter into any other agreement with respect to the Intellectual Property, and Grantor further agrees that it shall not knowingly take any action or knowingly permit any action to be taken by others subject to its control, including, without limitation, licensees or sublicensees, or knowingly fail to take any action, which would materially adversely affect the validity or enforcement of the rights Grantee subject to this Agreement, other than in the ordinary course of business.

            5. New Intellectual Property. Grantor hereby represents and warrants to Grantee for the benefit of the Grantee and the other Secured Parties that the Intellectual Property listed on Exhibits A, B and C, respectively, constitute all of the Registered Intellectual Property now owned by Grantor. Grantor hereby represents and warrants to Grantee for the benefit of Grantee and the other Secured Parties that the Intellectual Property listed on Exhibit C constitute all of the material Licenses now owned by Grantor. If, before all Obligations (other than contingent indemnification obligations) shall have been satisfied in full or the Defeasance thereof shall have been consummated, Grantor shall (i) become aware of any existing Registered

Intellectual Property of which Grantor has not previously informed Grantee, (ii) obtain rights to any Registered Intellectual Property, or (iii) become entitled to the benefit of any material Intellectual Property which benefit is not in existence on the date hereof, the provisions of this Agreement above shall automatically apply thereto and Grantor shall give to Grantee prompt written notice thereof. Grantor hereby authorizes Grantee to modify this Agreement by amending Exhibits A, B, C, and D, as applicable, to include any such Intellectual Property, and Grantee may file or refile this Agreement with the United States Patent and Trademark Office and United States Copyright Office. Grantor agrees to execute and deliver any and all documents and instruments necessary or advisable to record or preserve Grantee's interest in all Intellectual Property added to Exhibits A, B, C, and D pursuant to this Section.

            6. Royalties; Terms; Rights Upon Default. The term of this Agreement shall extend until the earlier of (i) the expiration of all of the respective material Intellectual Property collaterally assigned hereunder, (ii) the payment in full of all Obligations (other than contingent indemnification obligations) and (iii) the Defeasance of all Obligations (other than contingent indemnification obligations) shall have been consummated. Grantor agrees that upon the occurrence and during the continuance of an Event of Default, the use by Grantee for the benefit of the Grantee and the other Secured Parties of all Intellectual Property shall be worldwide and as extensive as the rights of Grantor to use such Intellectual Property, and without any liability for royalties or other related charges from Grantee or the other Secured Parties to Grantor, solely for the purpose of completing production of, advertising for sale and selling any Intellectual Property.

            7. Grantee's Right to Inspect; Trademark Quality Control. To the extent permitted by the Security Agreement, Grantee shall have the right, from time to time with prior notice (unless an Event of Default has occurred and is continuing, in which case prior notice shall not be required) and, during normal business hours and prior to payment in full of all Obligations (other than contingent indemnification obligations) or the Defeasance thereof, to inspect Grantor's premises and to examine Grantor's books, records and operations, including, without limitation, Grantor's quality control processes. Grantor agrees (i) to maintain the quality of any and all products in connection with which the material Trademarks are used, consistent with the quality of said products (as determined by Grantor in its commercially reasonable business judgment) and (ii) to provide Grantee, upon Grantee's reasonable request from time to time, with a certificate of an officer of Grantor certifying Grantor's compliance with the foregoing.

            8. Release of Security Interest. Upon the payment and performance in full in cash of the Obligations (other than contingent indemnification obligations) or the Defeasance thereof, this Agreement shall terminate, and Grantee shall execute and deliver such documents and instruments and take such further action reasonably requested by Grantor, at Grantor's expense, as shall be necessary to evidence termination of the security interest granted by Grantor to Grantee for the benefit of the Grantee and the other Secured Parties hereunder.

            9. Expenses. All costs and expenses incurred in connection with the performance of any of the agreements set forth herein shall be borne by Grantor. All fees, costs and expenses, of whatever kind or nature, including reasonable attorneys' and paralegals' fees and legal expenses, incurred by Grantee (for the benefit of the Grantee and the other Secured

Parties) in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise in protecting, maintaining or preserving the Intellectual Property, or in defending or prosecuting any actions or proceedings arising out of or related to the Intellectual Property, shall be borne by and paid by Grantor on demand by Grantee on behalf of the Grantee and the other Secured Parties and until so paid shall bear interest at the "default rate of interest" set forth in the Indenture.

            10. Duties of Grantor. Grantor shall have the duty to the extent commercially reasonable and in Grantor's good faith business judgment, desirable: (i) to file and prosecute diligently any patent, trademark or service mark applications pending as of the date hereof or hereafter until all Obligations (other than contingent indemnification obligations) shall have been paid in full or the Defeasance thereof shall have been consummated, (ii) except as otherwise provided in the Indenture or any other Indenture Document, to preserve and maintain all rights in the material Intellectual Property (including, but not limited to, with respect to Trademarks, the filing of affidavits of use and, incontestability, where applicable, under Sections 8 and 15 of the Lanham Act (15 U.S.C. Section 1058, 1065) and renewals and, to the extent commercially reasonable, initiating opposition or cancellation proceedings or litigation against users of the same or confusingly similar marks who seriously threaten the validity or rights of Grantor in its material Trademarks), and (iii) to ensure that the Registered Intellectual Property is and remains enforceable. The Grantee shall be reimbursed for all such costs and expenses which constitute to the extent required under the Security Agreement or the Indenture. Grantor shall not knowingly or unreasonably abandon any right to file a material patent, trademark or service mark application, or abandon any pending patent application, or any other material Intellectual Property, unless Grantor, in the exercise of its commercially reasonable business judgment determines that such abandonment will not materially and adverse effect its business.

            11. Grantee's Right to Sue. Upon the occurrence and during the continuance of an Event of Default, Grantee for the benefit of the Grantee and the other Secured Parties shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Intellectual Property, only after Grantee has tendered notice to Grantor of Grantee's desire to initiate such suit and Grantor has declined in writing to itself pursue such suit, and, if Grantee shall commence any such suit, Grantor shall, at the request of Grantee, do any and all lawful acts and execute any and all proper documents and instruments reasonably required by Grantee for the benefit of the Grantee and the other Secured Parties in aid of such enforcement.

            12. No Waivers; Cumulative Remedies. No course of dealing between Grantor and Grantee, nor any failure to exercise, nor any delay in exercising, on the part of Grantee, any right, power or privilege hereunder or under the Indenture or any other Indenture Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

            13. Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

            14. Modification. This Agreement cannot be altered, amended or modified in any way, except as specifically provided in Section 5 hereof or by a writing signed by the Grantor and the Grantee.

            15. Cumulative Remedies; Power of Attorney; Effect on Indenture Documents. All of Grantee's rights and remedies with respect to the Intellectual Property (for the benefit of the Grantee and the other Secured Parties), whether established hereby or by the Indenture or any other Indenture Document, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. Grantor hereby authorizes Grantee for the benefit of the Grantee and the other Secured Parties upon the occurrence and during the continuance of an Event of Default, to make, constitute and appoint any officer or agent of Grantee as Grantee may select, in its sole discretion, as Grantor's true and lawful attorney-in-fact, with power to, for the benefit of the Grantee and the other Secured Parties, (i) endorse Grantor's name on all applications, documents, papers and instruments necessary or desirable for Grantee in the use of the Intellectual Property, or (ii) take any other actions with respect to the Intellectual Property as Grantee deems in its commercially reasonable judgment to be in the best interest of Grantee, or (iii) grant or issue any exclusive or non-exclusive license under the Intellectual Property to any person or entity, or (iv) assign, pledge, sell, convey or otherwise transfer title in or dispose of any of the Intellectual Property to any person or entity. Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney being coupled with an interest shall be irrevocable until all Obligations shall have been paid in full (other than contingent indemnification obligations) or the Defeasance thereof shall have been consummated. Grantor acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of Grantee under the Indenture or any other Indenture Document but rather is intended to facilitate the exercise of such rights and remedies. Grantee shall have, in addition to all other rights and remedies given it by the terms of this Agreement, the Indenture and the other Indenture Documents, all rights and remedies allowed by law, in equity, and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State of New York.

            16. Grantor Remain Liable. Anything herein to the contrary notwithstanding:

            (a) the Grantor will remain liable under the contracts and agreements included in the Intellectual Property to the extent set forth therein, and will perform all of its duties and obligations under such contracts and agreements to the same extent as if this Agreement had not been executed;

            (b) the exercise by the Grantee of any of its rights hereunder will not release the Grantor from any of its duties or obligations under any such contracts or agreements included in the Intellectual Property; and

            (c) no Secured Party will have any obligation or liability under any contracts or agreements included in the Intellectual Property by reason of this Agreement, nor will any such Person be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

            17. Binding Effect; Benefits. This Agreement shall be binding upon Grantor and its respective successors and assigns, and shall inure to the benefit of Grantee, its successors, nominees and assigns; provided, however, that neither party may assign this Agreement or any rights or duties hereunder other than pursuant to the terms of the Indenture.

            18. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

            19. Headings; Counterparts. Paragraph headings used herein are for convenience only and shall not modify the provisions which they precede. This Agreement may be signed in one or more counterparts, but all of such counterparts shall constitute and be deemed to be one and the same instrument. Any fax signature shall be deemed to be as legally enforceable and effective as a signed original.

            20. Further Assurances. Grantor agrees to execute and deliver such further agreements, instruments and documents, and to perform such further acts, as Grantee shall reasonably request from time to time in order to carry out the purpose of this Agreement and agreements set forth herein. Grantor acknowledges that a copy of this Agreement will be filed by the Grantee with the United States Patent and Trademark Office and, if applicable, the United States Copyright Office, at the sole cost and expense of Grantor.

            21. Survival of Representations. All representations and warranties of Grantor contained in this Agreement shall survive the execution and delivery of this Agreement.

            22. Foreign Patents, Copyrights and Trademarks. Upon the occurrence and during the continuance of an Event of Default, at the request of Grantee and at the sole cost and expense (including, without limitation, reasonable attorneys' fees) of Grantor, Grantor shall take all actions and execute and deliver any and all instruments, agreements, assignments, certificates and/or documents, reasonably required by Grantee to collaterally assign any and all of Grantor's foreign patent, copyright and trademark registrations and applications now owned or hereafter acquired to and in favor of Grantee. Upon the execution and delivery of any such collateral assignments or documents, the terms "Patents", "Copyrights", and "Trademarks" as used herein shall automatically be deemed amended to include such foreign patent, copyright and trademark registrations and applications without any action required by any person or entity.

            23. JURY TRIAL WAIVER. THE GRANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR IN

CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS
AGREEMENT.

            24. Interpretation; Government Regulation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against the Grantee, any other Secured Party or the Grantor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

            25. Revival and Reinstatement of Obligations. If the incurrence or payment of the Obligations by the Grantor or the transfer by the Grantor to the Grantee of any property of the Grantor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if the Grantee or any other Secured Party is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Grantee or such other Secured Party is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Grantee or such other Secured Party related thereto, the liability of the Grantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

            26. Intercreditor Agreement.

            (a) The Liens granted hereunder in favor of Grantee for the benefit of itself, the Trustee and the Holders in respect of the Intellectual Property and the exercise of any right related thereto thereby shall be subject, in each case, to the terms of the Intercreditor Agreement.

            (b) In the event of any direct conflict between the express terms and provisions of this Agreement and of the Intercreditor Agreement, the terms and provisions of the Intercreditor Agreement shall control.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, Grantor has duly executed this Intellectual Property Security Agreement in favor of Grantee, as of the date first written above.

                                                GRANTOR:
                                                VISKASE COMPANIES, INC.

                                                By:   /s/ Gordon S. Donovan
                                                Name: Gordon S. Donovan
                                                Its:  Vice President

Agreed and Accepted as of this
29th, day of June, 2004

GRANTEE:
LASALLE BANK NATIONAL ASSOCIATION,
  as Collateral Agent

By: /s/ Victoria Y. Douyon
Name: Victoria Y. Douyon
Its: First Vice President

                                    EXHIBIT A

                                     PATENTS

                               SCHEDULE OF PATENTS

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER   SUB  COUN    FILDATE       ISSDATE     APPLNUMBER       PATNUMBER      STATUS                   TITLE
----------   ---  ----    -------       -------     ----------       ---------      ------                   -----
010831        8    US    01/13/1989    09/19/1989     298277          4867204       Granted   IMPROVED TUBULAR CELLULOSIC FOOD
012325             CA    02/18/1983    04/30/1985     421966-0        1188173       Granted   CONTROLLABLY MOISTURIZED MOLD RE
012540             CA    09/02/1983    01/13/1987     436014-1        1216459       Granted   PACKAGE ARTICLE FOR AUTOMATICALL
012541             CA    09/02/1983    11/12/1986     436015-0        1213775       Granted   METHOD AND APPARATUS FOR AUTOMA
012542             CA    09/02/1983    06/03/1986     436013-3        1205321       Granted   ARTICLE FOR USE IN AUTOMATICALLY A
012574        4    CA    10/01/1982    10/29/1985     41264303        1195872       Granted   TAR DEPLETED LIQUID SMOKE AND TREA
012678        1    US    02/13/1985    07/07/1987     701233          H304          Granted   PRINTING INK FOR USE ON FLEXIBLE FIL
012834             CA    08/18/1983    06/10/1986     434846-0        1205669       Granted   COMPOSITE SHIRRED CASING ARTICLE A
012896        1    CA    10/01/1982    05/21/1985     412676-9        1187324       Granted   TAR-DEPLETED LIQUID SMOKE TREATME
012896`       2    US    11/30/1983    09/02/1986     556443          4609559       Granted   TAR-DEPLETED LIQUID SMOKE TREATME
012982        1    CA    09/27/1984    06/21/1988     464185-0        1238230       Granted   FOOD CASING AND METHOD OF PREPARI
012982        1    US    01/26/1984    06/24/1986     573367          4596727       Granted   FOOD CASING AND METHOD OF PREPARI
012984        1    CA    10/01/1982   05/07/1985      412653-0        1186555       Granted   TAR-DEPLETED LIQUID SMOKE TREATME
012986             CA    04/23/1982    04/23/1985     401525-8        1185838       Granted   LIQUID COATING METHOD AND APPARAT
013154        A    CA    11/21/1985    05/31/1988     495950-7        1237324       Granted   STUFFING METHOD AND APPARATUS.
013154             CA    04/23/1982    02/11/1986     401524-0        1200420       Granted   STUFFING METHOD AND APPARATUS.
013155        2    CA    04/23/1982    10/22/1985     401523-1        1195544       Granted   CORED HIGH DENSITY SHIRRED CASINGS
013155        2    DE    04/29/1982    07/29/1993     P3216011.9      3216011.9     Granted   CORED HIGH DENSITY SHIRRED CASINGS
013155        2    MX    04/30/1982    01/09/1990     192526          160224        Granted   CORED HIGH DENSITY SHIRRED CASINGS
013155        4    US    08/02/1985    08/13/1991     761675          5038832       Granted   CORED HIGH DENSITY SHIRRED CASINGS
013217        2    US    07/13/1989    08/28/1990     380709          4951715       Granted   TENSION SLEEVE SUPPORTED CASING A
013217             CA    05/21/1982    03/05/1985     403499-6        1183396       Granted   TENSION SLEEVE SUPPORTED CASING A
013218             MX    07/16/1982    12/12/1989     193630          160148        Granted   HIGH COHERENCY SHIRRED CASINGS.
013218             US    07/17/1981    03/17/1987     283244          4649961       Granted   HIGH COHERENCY SHIRRED CASINGS.
013218             CA    06/30/1982    06/10/1986     406366-0        1205670       Granted   HIGH COHERENCY SHIRRED CASINGS.
013218        1    US    09/05/1986    07/12/1988     903919          4756057       Granted   HIGH COHERENCY SHIRRED CASINGS.
013308        1    US    09/08/1982    02/25/1986     415862          4572098       Granted   LIQUID SMOKE IMPREGNATION OF FIBRO
013309             IT    09/10/1982    12/31/1986     23205A/82       1152388       Granted   LIQUID SMOKE-IMPREGNATED FIBROUS
013309             BE    09/10/1982    03/10/1983     208994          894373        Granted   LIQUID SMOKE-IMPREGNATED FIBROUS
013309             CA    08/13/1982    09/04/1984     409414-0        1173695       Granted   LIQUID SMOKE-IMPREGNATED FIBROUS
013309             FI    09/08/1982    10/27/1986     82-3104         70776         Granted   LIQUID SMOKE-IMPREGNATED FIBROUS
013309             FR    09/10/1982    02/17/1986     82-15366        82-15366      Granted   LIQUID SMOKE-IMPREGNATED FIBROUS
013521             CA    02/09/1984    11/12/1986     447123-7        1213770       Granted   TAR-DEPLETED, CONCENTRATED, LIQUID
013646             B3    02/13/1984    09/17/1986     84101439.2      0118784       Granted   INHIBITION OF DISCOLORATION ON CELL
013646             CA    01/25/1984    10/14/1986     445988-1        1212570       Granted   INHIBITION OF DISCOLORATION ON CELL

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER   SUB  COUN    FILDATE       ISSDATE     APPLNUMBER       PATNUMBER      STATUS                   TITLE
----------   ---  ----    -------       -------     ----------       ---------      ------                   -----
013646             FI    02/13/1984    03/10/1988     84-0563         74593         Granted   INHIBITION OF DISCOLORATION ON CELL
013646             FR    02/13/1984    09/17/1986     84101439.2      0118784       Granted   INHIBITION OF DISCOLORATION ON CELL
013646             DE    02/13/1984    09/17/1986     84101439.2      P3460726.9    Granted   INHIBITION OF DISCOLORATION ON CELL
013646             GB    02/13/1984    09/17/1986     84101439.2      0118784       Granted   INHIBITION OF DISCOLORATION ON CELL
013687             SE    12/30/1986    09/02/1987     03110536.6      0107190       Granted   METHOD AND APPARATUS FOR COMPAC
013687             MX    10/21/1983    01/27/1989     199173          158374        Granted   METHOD AND APPARATUS FOR COMPAC
013687        1    MX    07/30/1985    08/27/1986     206149          182493        Granted   METHOD AND APPARATUS FOR COMPAC
013687             NO    10/21/1983    12/07/1988     83-1861         159132        Granted   METHOD AND APPARATUS FOR COMPAC
013687             ES    10/21/1983    06/25/1984     526637          526637        Granted   METHOD AND APPARATUS FOR COMPAC
013687             NL    10/21/1983    09/02/1987     83110536.6      0107190       Granted   METHOD AND APPARATUS FOR COMPAC
013687        B    ES    06/01/1984    02/13/1986     279639          279639        Granted   METHOD AND APPARATUS FOR COMPAC
013687             OK    10/21/1983    05/11/1992     4851/83         162568        Granted   METHOD AND APPARATUS FOR COMPAC
013687             CH    10/21/1983    09/02/1987     83110536.6      0107190       Granted   METHOD AND APPARATUS FOR COMPAC
013687             GB    10/21/1983    09/02/1987     83110538.6      0107190       Granted   METHOD AND APPARATUS FOR COMPAC
013687             US    10/22/1982    04/01/1986     436057          4578842       Granted   METHOD AND APPARATUS FOR COMPAC
013387        A    ES    06/01/1984    12/14/1984     533048          533048        Granted   METHOD AND APPARATUS FOR COMPAC
013687             DE    10/21/1983    09/02/1987     83110538.6      P3373259.0    Granted   METHOD AND APPARATUS FOR COMPAC
013687             FI    10/20/1983    08/08/1988     83-3840         75723         Granted   METHOD AND APPARATUS FOR COMPAC
013687        A    GA    04/20/1988    10/06/1992     564579          1308296       Granted   METHOD AND APPARATUS FOR COMPAC
013687        1    ES    07/03/1985    04/15/1991     533048          533048        Granted   METHOD AND APPARATUS FOR COMPAC
013687             GA    09/30/1983    08/23/1988     438092-4        1240878       Granted   METHOD AND APPARATUS FOR COMPAC
013687             BE    10/21/1983    09/02/1987     83110536.6      0107190       Granted   METHOD AND APPARATUS FOR COMPAC
013687        1    AU    10/11/1985    12/09/1987     48580/85        563259        Granted   METHOD AND APPARATUS FOR COMPAC
013687        1    US    02/13/1985    09/01/1987     701309          4690173       Granted   METHOD AND APPARATUS FOR COMPAC
013687             FR    10/21/1983    09/02/1987     83110536.6      0107190       Granted   METHOD AND APPARATUS FOR COMPAC
013774             ES    03/30/1984    09/30/1988     291992          291992        Granted   SHIRRED CASING STICK ARTICLE WITH E
013774        B    ES    07/01/1985    11/14/1986     544762          544762        Granted   SHIRRED CASING STICK ARTICLE WITH E
013774             BE    03/30/1984    09/07/1988     84103560.3      0123933       Granted   SHIRRED CASING STICK ARTICLE WITH E
013774        A    ES    07/01/1985    11/14/1986     544761          544761        Granted   SHIRRED CASING STICK ARTICLE WITH E
013775             CA    03/30/1984    02/16/1988     451038-1        1232788       Granted   ARTICLE, METHOD FOR CONTROLLING C
013786             CA    11/23/1984    09/20/1986     468577-8        1242060       Granted   TUBULAR CORE FOR SHIRRED CASING A
013836             CA    06/18/1985    01/17/1989     484358-4        1248813       Granted   COMPOSITE SHIRRED CASING ARTICLE
013836        1    US    04/04/1984    06/10/1986     595601          4594251       Granted   PREPARATION OF TAR-DEPLETED LIQUID
013836        1    CA    04/13/1984    10/06/1987     451996-1        1227690       Granted   PREPARATION OF TAR-DEPLETED LIQUID
013924        A    CA    08/18/1988    09/26/1989     575299          1260757       Granted   STUFFING METHOD AND APPARATUS.

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER   SUB  COUN    FILDATE       ISSDATE     APPLNUMBER       PATNUMBER      STATUS                   TITLE
----------   ---  ----    -------       -------     ----------       ---------      ------                   -----
013924             CA    05/18/1984    11/15/1988     454756          1244709       Granted   STUFFING METHOD AND APPARATUS.
013924        2    US    07/22/1956    03/17/1987     885753          46496602      Granted   STUFFING METHOD AND APPARATUS
014328             CA    02/08/1985    09/08/1987     473968-0        1226473       Granted   METHOD AND APPARTUS FOR CONTRO
014571             CA    06/18/1985    09/26/1989     484361-4        1261196       Granted   CELLULOSIC FOOD CASINGS.
014848             CA    09/08/1987    05/25/1993     546302          1318175       Granted   FLAT STOCK FIBROUS CELLULOSIC FOO
014995             CA    04/09/1986    05/23/1989     506169          1254439       Granted   DISPOSABLE TENSION SLEEVE FOR A ST
015221             CH    08/03/1989    10/05/1994     89114385.1      0354482       Granted   BURNISHED END SHIRRED CASING STICK
015221             US    08/08/1988    10/17/1989     229661          4873748       Granted   BURNISHED END SHIRRED CASING STICK
015221             FR    08/03/1989    10/05/1994     89114385.1      0354483       Granted   BURNISHED END SHIRRED CASING STICK
015221             BE    08/03/1989    10/05/1994     89114385.1      0354483       Granted   BURNISHED END SHIRRED CASING STICK
015221             GB    08/03/1989    10/05/1984     89114385.1      0354482       Granted   BURNISHED END SHIRRED CASING STICK
015221             CA    08/04/1989    12/27/1994     607604          1333673       Granted   BURNISHED END SHIRRED CASING STICK
015221             DE    08/03/1989    10/05/1994     89114385.1      P68918654.    Granted   BURNISHED END SHIRRED CASING STICK
015221             JP    08/02/1989    08/02/1986     199521/89       2087593       Granted   BURNISHED END SHIRRED CASING STICK
015221             AT    08/03/1989    10/05/1994     89114385.1      0354483       Granted   BURNISHED END SHIRRED CASING STICK
015347             CA    03/19/1987    01/28/1992     532525          1294818       Granted   END CLOSURE FOR SHIRRED CASING STI
015347        1    US    06/16/1987    07/26/1988     062750          4759100       Granted   END CLOSURE FOR SHIRRED CASING STI
015347             GB    03/20/1987    09/19/1990     87104129.9      0239029       Granted   END CLOSURE FOR SHIRRED CASING STI
015347             DE    03/20/1987    09/19/1990     87104129.8      P3764984.1    Granted   END CLOSURE FOR SHIRRED CASING STI
015347             JP    03/23/1987    02/17/1993     065921/87       1732797       Granted   END CLOSURE FOR SHIRRED CASING STI
015347             BE    03/20/1987    09/19/1990     87104129.9      0239029       Granted   END CLOSURE FOR SHIRRED CASING STI
015347             ES    03/20/1987    09/19/1990     87104129.9      0239029       Granted   END CLOSURE FOR SHIRRED CASING STI
015347             US    03/21/1986    09/15/1987     842225          4693280       Granted   END CLOSURE FOR SHIRRED CASING STI
015347             FR    03/20/1987    09/19/1990     87104129.9      0239029       Granted   END CLOSURE FOR SHIRRED CASING STI
020002        1    US    04/19/1988    04/04/1989     183214          4818551       Granted   LIQUID SMOKE IMPREGNATED SHIRRED
020003             CA    10/07/1987    01/23/1990     548610          1264599       Granted   CLAMP MEANS FOR STUFFING MACHINE
020005             CA    07/28/1987    07/11/1989     543180          1257134       Granted   DISPOSABLE TENSION SLEEVE FOR A ST
020006        1    US    01/19/1988    10/18/1980     145083          4778639       Granted   CARAMEL-CONTAINING CELLULOSIC ART
020006        2    US    01/19/1988    11/01/1988     144984          4781931       Granted   CARAMEL-CONTAINING CELLULOSIC ART
020006             US    10/20/1986    07/12/1988     920381          4756914       Granted   CARAMEL-CONTAINING CELLULOSIC ART
020006             MX    10/19/1987    10/19/1987     8897            168651        Granted   CARAMEL-CONTAINING CELLULOSIC ART
020006             CA    10/15/1987    05/25/1993     549353          1318176       Granted   CARAMEL-CONTAINING CELLULOSIC ART
020016             US    04/16/1987    08/30/1988     039197          4766645       Granted   SIZE CONTROL SYSTEM FOR STUFFING
020026             US    08/31/1987    03/27/1990     091172          4911963       Granted   MULTILAYER FILM CONTAINING AMORPH
020026        1    US    03/26/1990    12/31/1991     498876          5077109       Granted   MULTILAYER FILM CONTAINING AMORPH

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER   SUB  COUN    FILDATE       ISSDATE     APPLNUMBER       PATNUMBER      STATUS                   TITLE
----------   ---  ----    -------       -------     ----------       ---------      ------                   -----
020027             US    01/06/1988    07/25/1989     141226          4851290       Granted   MULTILAYER FILM CONTAINING AMORPH
020027             CA    01/05/1989    10/18/1994     587614          1332581       Granted   MULTILAYER FILM CONTAINING AMORPH
020028             CA    09/08/1988    01/28/1992     576768          1294748       Granted   METHOD AND APPARATUS FOR SHIRRIN
020028             BE    09/14/1988    01/08/1992     88114998.3      0314905       Granted   METHOD AND APPARATUS FOR SHIRRIN
020028             US    11/02/1987    09/27/1988     115721          4773127       Granted   METHOD AND APPARATUS FOR SHIRRIN
020028             ES    09/14/1988    01/08/1992     88114998.3      2027745       Granted   METHOD AND APPARATUS FOR SHIRRIN
020030             BE    08/22/1989    05/10/1995     89115458.5      0358038       Granted   AMORPHOUS NYLON COPOLYMER & COP
020030        1    US    04/16/1991    09/06/1994     685950          5344679       Granted   AMORPHOUS NYLON COPOLYMER & COP
020030             IT    08/22/1989    05/10/1995     89115458.5      26401BE/95    Granted   AMORPHOUS NYLON COPOLYMER & cop
020030             GB    08/22/1989    05/10/1995     89115458.5      0358038       Granted   AMORPHOUS NYLON COPOLYMER & COP
020030             US    08/23/1988    10/01/1991     235258          5053259       Granted   AMORPHOUS NYLON COPOLYMER & COP
020030             NL    08/22/1989    05/10/1995     89115458.5      0358038       Granted   AMORPHOUS NYLON COPOLYMER & COP
020030             FR    08/22/1989    05/10/1995     89115458.5      0358038       Granted   AMORPHOUS NYLON COPOLYMER & COP
020030             SE    08/22/1989    05/10/1995     89115458.5      0358038       Granted   AMORPHOUS NYLON COPOLYMER & COP
020030             AT    08/22/1989    05/10/1995     89115458.5      0358038       Granted   AMORPHOUS NYLON COPOLYMER & COP
020030             CA    08/17/1989                   608589                        Pending   AMORPHOUS NYLON COPOLYMER & COP
020030        2    US    06/30/1994    01/02/1996     268359          5480945       Granted   AMORPHOUS NYLON COPOLYMER & COP
020030             DE    08/22/1989    05/10/1995     89115458.5      P68922554.    Granted   AMORPHOUS NYLON COPOLYMER & COP
020031             SE    11/09/1988    03/11/1992     88118642.3      0315965       Granted   LIQUID SMOKE IMPREGNATED PEELABLE
020031             BE    11/09/1988    03/11/1992     88118642.3      0315965       Granted   LIQUID SMOKE IMPREGNATED PEELABLE
020031        1    US    09/07/1989    07/09/1991     403964          5030464       Granted   LIQUID SMOKE IMPREGNATED PEELABLE
020031             US    11/09/1987    12/26/1989     117863          4889751       Granted   LIQUID SMOKE IMPREGNATED PEELABLE
020031             FR    11/09/1988    03/11/1992     88118642.3      0315965       Granted   LIQUID SMOKE IMPREGNATED PEELABLE
020031             JP    11/09/1988    02/26/1986     283504/88       2022878       Granted   LIQUID SMOKE IMPREGNATED PEELABLE
020031             DE    11/09/1988    03/11/1992     88118642.3      P3869063.2    Granted   LIQUID SMOKE IMPREGNATED PEELABLE
020031             GB    11/09/1988    03/11/1992     88118642.3      0315965       Granted   LIQUID SMOKE IMPREGNATED PEELABLE
020031             CA    11/08/1988    05/24/1994     582677          1329721       Granted   LIQUID SMOKE IMPREGNATED PEELABLE
020031             IT    11/09/1988    03/11/1992     88118642.3      0315965       Granted   LIQUID SMOKE IMPREGNATED PEELABLE
020031             AT    11/09/1988    03/11/1992     88118642.3      0315965       Granted   LIQUID SMOKE IMPREGNATED PEELABLE
020031             FI    11/08/1988    04/11/1994     88/5134         90817         Granted   LIQUID SMOKE IMPREGNATED PEELABLE
020035             US    04/18/1988    06/13/1989     182531          4837897       Granted   MEAT PRODUCT PACKAGE CONTAINING
020057             US    05/06/1988    01/28/1992     191100          5084283       Granted   FOOD CASING FOR MAKING INDICIA BEA
020057             CA    05/05/1989    04/11/1995     598838          1335184       Granted   FOOD CASING FOR MAKING INDICIA BEA
020068             US    10/13/1989    04/28/1992     420854          5108804       Granted   BUFFERED ACID-TREATED FOOD CASING.
020068        2    US    03/12/1992    05/04/1993     851383          5207609       Granted   BUFFERED ACID-TREATED FOOD CASING.

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER   SUB  COUN    FILDATE       ISSDATE     APPLNUMBER       PATNUMBER      STATUS                   TITLE
----------   ---  ----    -------       -------     ----------       ---------      ------                   -----
020068        1    US    03/12/1992    05/04/1993     851385          5207608       Granted   BUFFERED ACID-TREATED FOOD CASING.
020073             BE    07/31/1989    05/18/1994     89114135.0      0353697       Granted   METHOD & APPARATUS FOR SEVERING S
020073             FR    07/31/1989    04/18/1994     89114135.0      0353697       Granted   METHOD & APPARATUS FOR SEVERING S
020073             DE    07/31/1989    04/18/1994     89114135.0      P68915360.    Granted   METHOD & APPARATUS FOR SEVERING S
020073             GB    07/31/1989    04/18/1994     89114135.0      0353697       Granted   METHOD & APPARATUS FOR SEVERING S
020073             JP    07/31/1989    09/19/1996     197031/89       2562969       Granted   METHOD & APPARATUS FOR SEVERING S
020073             US    08/01/1988    12/12/1989     226635          4885821       Granted   METHOD & APPARATUS FOR SEVERING S
020073             CA    07/31/1989    10/26/1993     607050          1323476       Granted   METHOD & APPARATUS FOR SEVERING S
020079        2    US    02/01/1990    06/04/1991     473550          5021252       Granted   FOOD BODY WITH SURFACE COLOR INDI
020079        3    US    02/01/1990    09/17/1991     473553          5049399       Granted   FOOD BODY WITH SURFACE COLOR INDI
020079        1    US    02/01/1990    07/09/1991     473549          5030486       Granted   FOOD BODY WITH SURFACE COLOR INDI
020079             US    12/16/1988    04/17/1990     285454          4917924       Granted   FOOD BODY WITH SURFACE COLOR INDI
020079             CA    05/05/1989    01/31/1995     598839          1334141       Granted   FOOD BODY WITH SURFACE COLOR INDI
020085        1G   EP    11/13/2000                   00124260.1                    PENDING   ANTIMICROBIAL FILM & METHOD FOR SU
020085        1    FR    02/16/1990    04/28/1990     90-103033.8     0384319       Granted   ANTIMICROBIAL FILM & METHOD FOR SU
020085        1    JP    02/21/1990    06/26/1998     90-038541       2794318       Granted   ANTIMICROBIAL FILM & METHOD FOR SU
020085        1    FI    02/20/1990    09/15/2000     90-0844         105525        Granted   ANTIMICROBIAL FILM & METHOD FOR SU
020085        1    DE    02/16/1990    04/28/1999     90-103033.8     6903307070    Granted   ANTIMICROBIAL FILM & METHOD FOR SU
020085        1    AT    02/16/1990    04/28/1999     90-103033.8     0384319       Granted   ANTIMICROBIAL FILM & METHOD FOR SU
020085        1    CA    02/14/1990    11/16/1999     2009990-9       2009998       Granted   ANTIMICROBIAL FILM & METHOD FOR SU
020085        1    AU    02/20/1990    06/23/1994     53023/94        646797        Granted   ANTIMICROBIAL FILM & METHOD FOR SU
020085        1    BE    02/16/1990    04/28/1999     90-103033.8     0384319       Granted   ANTIMICROBIAL FILM & METHOD FOR SU
020085        1A   GB    08/08/1996    08/16/2001     96112759.4      0750853       Granted   ANTIMICROBIAL FILM & METHOD FOR SU
020085        1A   FR    08/08/1996    08/16/2001     96112759.4      0750853       Granted   ANTIMICROBIAL FILM & METHOD FOR SU
020085        1    NZ    02/13/1990    02/21/1994     244737          244737        Granted   ANTIMICROBIAL FILM & METHOD FOR SU
020085        1    ES    02/16/1990    04/28/1999     90-103033.8     ES2132059T    Granted   ANTIMICROBIAL FILM & METHOD FOR SU
020085        6    US    04/23/1993    11/12/1998     051260          5573801       Granted   ANTIMICROBIAL FILM & METHOD FOR SU
020085        1A   NZ    10/14/1992    02/17/1994     244737          244737        Granted   ANTIMICROBIAL FILM & METHOD FOR SU
020085        1A   AU    01/05/1994    04/30/1995     94-53023        665646        Granted   ANTIMICROBIAL FILM & METHOD FOR SU
020085        1    IT    02/16/1990    04/28/1999     90-103033.8     0384319       Granted   ANTIMICROBIAL FILM & METHOD FOR SU
020085        1A   DE    08/08/1996    04/30/2001     96112759.4      6903377850    Granted   ANTIMICROBIAL FILM & METHOD FOR SU
020085        5    US    04/23/1993    11/12/1996     051259          5573800       Granted   ANTIMICROBIAL FILM & METHOD FOR SU
020085        7    US    04/23/1993    11/12/1995     051258          5573797       Granted   ANTIMICROBIAL FILM & METHOD FOR SU
020085        1A   BE    08/08/1996    08/16/2001     98112759.4      0750853       Granted   ANTIMICROBIAL FILM & METHOD FOR SU
020085        1    GB    02/16/1990    04/28/1999     90-103033.8     0384319       Granted   ANTIMICROBIAL FILM & METHOD FOR SU

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER   SUB  COUN    FILDATE       ISSDATE     APPLNUMBER       PATNUMBER      STATUS                   TITLE
----------   ---  ----    -------       -------     ----------       ---------      ------                   -----
020087        1    JP    01/10/1980    07/10/1996     90-001854       2068753       Granted   STUFFING METHOD AND APPARATUS.
020087        1    US    10/26/1989    10/06/1992     425435          5152712       Granted   STUFFING METHOD AND APPARATUS
020087        2    US    12/01/1989    02/12/1991     442469          4991260       Granted   STUFFING METHOD AND APPARATUS
020087        1    CA    12/18/1989    01/17/1995     2005808-1       2005808       Granted   STUFFING METHOD AND APPARATUS
020093        1    US    08/30/1990    02/04/1992     574850          5085890       Granted   FOOD BODY WITH SURFACE COLOR INDI
020093        2    US    08/30/1990    07/16/1991     574971          5032416       Granted   FOOD BODY WITH SURFACE COLOR INDI
020093        2    CA    05/05/1989    01/31/1995     596836          1334140       Granted   FOOD BODY WITH SURFACE COLOR INDI
020093        1    CA    05/05/1989    01/31/1995     598840          1334142       Granted   FOOD BODY WITH SURFACE COLOR INDI
020097             US    07/11/1990    07/27/1993     551225          5230933       Granted   ACID RESISTANT PEELABLE CASING.
020104             US    01/12/1990    11/20/1990     463768          4970758       Granted   STUFFING METHOD AND APPARATUS.
020111             JP    08/07/1991    10/09/1998     91-221190       2836042       Granted   COLORED CELLULOSIC CASING WITH CL.
020111             MX    08/07/1991    04/05/1995     91/00573        177547        Granted   COLORED CELLULOSIC CASING WITH CL.
020111             BR    08/06/1991    02/23/1999     P19103380-2     P19103380-2   Granted   COLORED CELLULOSIC CASING WITH CL.
020111             CA    07/19/1991    04/21/1998     2047477         2047477       Granted   COLORED CELLULOSIC CASING WITH CL.
020111             IT    08/06/1991    04/26/1995     91113147.6      28148BE/95    Granted   COLORED CELLULOSIC CASING WITH CL.
020111             FR    08/06/1991    04/26/1995     91113174.6      0473952       Granted   COLORED CELLULOSIC CASING WITH CL.
020111        A    MX    08/07/1991                   1995000317                    Pending   COLORED CELLULOSIC CASING WITH CL.
020111        2    US    12/21/1992    04/04/2000     07/993551       6045848       Granted   COLORED CELLULOSIC CASING WITH CL.
020111             AU    08/07/1991    12/06/1994     81693/91        652167        Granted   COLORED CELLULOSIC CASING WITH CL.
020111             ES    08/06/1991    04/26/1995     91113174.6      ES2071874T    Granted   COLORED CELLULOSIC CASING WITH CL.
020111             ZA    07/24/1991    04/29/19982    91/5812         91/5812       Granted   COLORED CELLULOSIC CASING WITH CL.
020111        1    US    06/09/1992    02/06/2001     07/898373       618382681     Granted   COLORED CELLULOSIC CASING WITH CL.
020111             DE    08/06/1991    04/26/1995     91113174.6      691212.5-08   Granted   COLORED CELLULOSIC CASING WITH CL.
020115             PT    09/17/1991    11/12/1997     98993           98993         Granted   SHIRRED THERMOPLASTIC CASING HAVI
020115             BE    09/14/1991    05/08/1996     91115622.2      0476553       Granted   SHIRRED THERMOPLASTIC CASING HAVI
020115             DK    09/14/1991    05/08/1998     91115622.2      0476553       Granted   SHIRRED THERMOPLASTIC CASING HAVI
020115             FR    09/14/1991    05/08/1998     81115622.2      0476553       Granted   SHIRRED THERMOPLASTIC CASING HAVI
020115             US    09/18/1990    10/26/1993     584563          5256458       Granted   SHIRRED THERMOPLASTIC CASING HAVI
020115             NZ    09/04/1991    09/01/1993     239662          239662        Granted   SHIRRED THERMOPLASTIC CASING HAVI
020115        1    US    06/15/1992    04/19/1994     076888          5304385       Granted   SHIRRED THERMOPLASTIC CASING HAVI
020115             MX    09/17/1991    08/01/1994     09/01115        175499        Granted   SHIRRED THERMOPLASTIC CASING HAVI
020115             DE    09/14/1991    05/08/1996     91115622.2      69119334.7    Granted   SHIRRED THERMOPLASTIC CASING HAVI
020115             GB    09/14/1991    05/08/1996     91115622.2      0476553       Granted   SHIRRED THERMOPLASTIC CASING HAVI
020115             CA    08/30/1991    10/10/1995     2050453         2050453       Granted   SHIRRED THERMOPLASTIC CASING HAVI
020115             BR    09/18/1991    05/16/2000     P19103999-1     P19103999     Granted   SHIRRED THERMOPLASTIC CASING HAVI

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER   SUB  COUN    FILDATE       ISSDATE     APPLNUMBER       PATNUMBER      STATUS                   TITLE
----------   ---  ----    -------       -------     ----------       ---------      ------                   -----
020115             AU    09/17/1991    11/29/1994     84502/91        651994        Granted   SHIRRED THERMOPLASTIC CASING HAVI
020115             NL    09/14/1991    05/08/1996     91115622.2      0476553       Granted   SHIRRED THERMOPLASTIC CASING HAVI
020115             AT    09/14/1991    05/08/1996     91115822.2      0478553       Granted   SHIRRED THERMOPLASTIC CASING HAVI
020115             ES    09/14/1991    05/08/1996     91115622.2      ES 2088448    Granted   SHIRRED THERMOPLASTIC CASING HAVI
020115             ZA    09/03/1991    05/27/1992     91/6887         91/6887       Granted   SHIRRED THERMOPLASTIC CASING HAVI
020115        1    US    06/15/1993    04/19/1994     076688          5304385       Granted   SHIRRED THERMOPLASTIC CASING HAVI
020120        1    CA    03/03/1993    10/16/2001     2090684         2090884       Granted   CELLULOSIC ARTICLE CONTAINING AN O
020120        1    MX    03/04/1993                   93-01216                      Pending   CELLULOSIC ARTICLE CONTAINING AN O
020120        1    US    02/10/1993    10/25/1994     015751          5358765       Granted   CELLULOSIC ARTICLE CONTAINING AN O
020120        1    BR    03/04/1993    07/11/2000     P19300746-9     P19300746-9   Granted   CELLULOSIC ARTICLE CONTAINING AN O
020120        1    JP    03/04/1993    06/26/1998     93-069438       2794377       Granted   CELLULOSIC ARTICLE CONTAINING AN O
020120        1    GB    03/03/1993    09/25/1996     93301625.5      0559456       Granted   CELLULOSIC ARTICLE CONTAINING AN O
020120        1    DE    03/03/1993    09/25/1996     93301625.5      69304956.1    Granted   CELLULOSIC ARTICLE CONTAINING AN O
020120        2    US    07/26/1994    11/26/1995     280744          5470519       Granted   CELLULOSIC ARTICLE CONTAINING AN O
020120        1    FI    03/03/1993    05/15/2001     930930          106913        Granted   CELLULOSIC ARTICLE CONTAINING AN O
020120             DE    03/03/1993    09/25/1996     93301625.5      69304956.1    Granted   CELLULOSIC ARTICLE CONTAINING AN O
020122             US    07/01/1991    07/27/1993     724058          5230651       Granted   METHOD AND APPARATUS FOR SEVERIN
020127        2    FR    08/05/1992    11/15/1995     92113356.7      0537435       Granted   METHOD AND APPARATUS FOR SEVERIN
020127        2    ES    08/05/1992    11/15/1995     92113356.7      ES2079754T    Granted   METHOD AND APPARATUS FOR SEVERIN
020127        2    BR    07/15/1992    04/29/1997     PI-9202691-5    PI 9202691    Granted   METHOD AND APPARATUS FOR SEVERIN
020127        2    DE    08/05/1992    11/15/1995     92113356.7      69206101.0    Granted   METHOD AND APPARATUS FOR SEVERIN
020127        2    CA    06/12/1992    04/22/1997     2071184         2071184       Granted   METHOD AND APPARATUS FOR SEVERIN
020127        2    BE    08/05/1992    11/15/1995     92113356.7      0537435       Granted   METHOD AND APPARATUS FOR SEVERIN
020127             US    10/15/1991    09/08/1992     775861          5145449       Granted   METHOD AND APPARATUS FOR SEVERIN
020127        1    US    04/15/1992    12/22/1992     668431          5173074       Granted   METHOD AND APPARATUS FOR SEVERIN
020130             JP    12/21/1992    10/03/1996     05-512450       2568156       Granted   CELLULOSE FOOD CASING METHOD AND
020130             AT    12/21/1992    01/29/1997     93901268.6      0577790       Granted   CELLULOSE FOOD CASING METHOD AND
020130             CH    12/21/1992    01/29/1997     93901268.8      0577790       Granted   CELLULOSE FOOD CASING METHOD AND
020130             GB    12/21/1992    01/29/1997     93901268.8      0577790       Granted   CELLULOSE FOOD CASING METHOD AND
020130             BE    12/21/1992    01/29/1997     93901238.8      0577790       Granted   CELLULOSE FOOD CASING METHOD AND
020130             FR    12/21/1992    01/29/1997     93901268.8      0577790       Granted   CELLULOSE FOOD CASING METHOD AND
020130             DE    12/21/1992    01/29/1997     93901268.8      69217211.4    Granted   CELLULOSE FOOD CASING METHOD AND
020130             BR    12/21/1992                   P19205562-1                   Pending   CELLULOSE FOOD CASING METHOD AND
020130             FI    12/21/1992                   93/4067                       Pending   CELLULOSE FOOD CASING METHOD AND
020130        2    US    01/10/1994    09/19/1995     08/179418       5451364       Granted   CELLULOSE FOOD CASING METHOD AND

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER   SUB  COUN    FILDATE       ISSDATE     APPLNUMBER       PATNUMBER      STATUS                   TITLE
----------   ---  ----    -------       -------     ----------       ---------      ------                   -----
020130             NL    12/21/1992    01/29/1997     93901268.8      0577790       Granted   CELLULOSE FOOD CASING METHOD AND
020130             LU    12/21/1992    01/29/1997     3939012268.     0577790       Granted   CELLULOSE FOOD CASING METHOD AND
020130        C    EP    12/21/1992    01/29/1997     93901268.8      0577790       Granted   CELLULOSE FOOD CASING METHOD AND
020130        3    GB    12/23/1994    10/16/2002     94309829.3      0692194       Granted   CELLULOSE FOOD CASING METHOD AND
020130        3    FR    12/23/1994    10/16/2002     94309829.3      0692194       Granted   CELLULOSE FOOD CASING METHOD AND
020130        3    BE    12/23/1994    10/16/2002     94309829.3      0592194       Granted   CELLULOSE FOOD CASING METHOD AND
020130        2    DE    12/05/1994    08/02/2000     84309828.5      69425240T     Granted   CELLULOSE FOOD CASING METHOD AND
020130        2    FR    12/05/1994    07/12/2000     94309828.5      0662283       Granted   CELLULOSE FOOD CASING METHOD AND
020130        A    EP    12/21/1992    01/29/1997     93901268.8      0577790       Granted   CELLULOSE FOOD CASING METHOD AND
020130        2    AT    12/05/1994    07/12/2000     94309828.5      0862283       Granted   CELLULOSE FOOD CASING METHOD AND
020130        B    EP    12/21/1992    01/28/1997     93901268.8      0577790       Granted   CELLULOSE FOOD CASING METHOD AND
020130        5    US    05/04/1995    08/19/1997     08/434709       5658524       Granted   CELLULOSE FOOD CASING METHOD AND
020130        6    US    08/16/1995    12/30/1997     08/515880       5702783       Granted   CELLULOSE FOOD CASING METHOD AND
020130        3    EP    12/23/1994    10/16/2002     94309829.3      0692194       Granted   CELLULOSE FOOD CASING METHOD AND
020130        2    EP    12/23/1994    07/12/2000     94309828.5      0662283       Granted   CELLULOSE FOOD CASING METHOD AND
020130             US    01/17/1992    01/11/1994     822506          5277857       Granted   CELLULOSE FOOD CASING METHOD AND
020130             AU    12/21/1992    02/15/1995     33219/93        654080        Granted   CELLULOSE FOOD CASING METHOD AND
020130             DK    12/21/1992    01/29/1997     93801268.8      0577790       Granted   CELLULOSE FOOD CASING METHOD AND
020130             MX    01/15/1993    12/09/1997     930227          187388        Granted   CELLULOSE FOOD CASING METHOD AND
020130        3    US    07/15/1994    09/03/1996     275669          H1592         Granted   CELLULOSE FOOD CASING METHOD AND
020130             CA    12/21/1992    07/06/1999     2096143         2906143       Granted   CELLULOSE FOOD CASING METHOD AND
020130        4    US    03/28/1995    01/28/1997     08412677        5597587       Granted   CELLULOSE FOOD CASING METHOD AND
020130        2    BE    12/05/1994    07/12/2000     94309828.5      0662283       Granted   CELLULOSE FOOD CASING METHOD AND
020133             JP    03/24/1993    02/13/1997     93-087876       20606781      Granted   SHIRRED FIBROUS CASING ARTICLE AND
020133             IT    03/26/1993    06/12/1996     93302345.9      056282        Granted   SHIRRED FIBROUS CASING ARTICLE AND
020133             DE    03/26/1993    06/12/1996     93392345.9      69303103.4    Granted   SHIRRED FIBROUS CASING ARTICLE AND
020133             AT    03/26/1993    06/12/1996     93302345.9      0565282       Granted   SHIRRED FIBROUS CASING ARTICLE AND
020133             MX    03/29/1993    12/06/1996     93-01758        183481        Granted   SHIRRED FIBROUS CASING ARTICLE AND
020133             CA    03/24/1993    07/09/1996     2092326         2092326       Granted   SHIRRED FIBROUS CASING ARTICLE AND
020133             US    03/30/1993    07/12/1996     859763          5326733       Granted   SHIRRED FIBROUS CASING ARTICLE AND
020133        1    US    02/15/1994    03/21/1995     196722          5399213       Granted   SHIRRED FIBROUS CASING ARTICLE AND
020133             FR    03/26/1993    06/12/1996     93302345.9      0565282       Granted   SHIRRED FIBROUS CASING ARTICLE AND
020137             US    09/23/1992    12/16/1997     949228          5698279       Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020137             DE    09/22/1993    06/17/1998     93115271.4      6931915.3     Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020137             NL    09/22/1993    06/17/1998     93115271.4      0589431       Granted   HEAT SHRINKABLE NYLON FOOD CASIN

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER   SUB  COUN    FILDATE       ISSDATE     APPLNUMBER       PATNUMBER      STATUS                   TITLE
----------   ---  ----    -------       -------     ----------       ---------      ------                   -----
020137             MX    09/22/1993    10/18/1999     93058.8         193728        Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020137             IT    09/22/1993    06/17/1998     93115271.4      0589431       Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020137             CH    09/22/1993    06/17/1998     93115271.4      0589431       Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020137             IE    09/22/1993    06/17/1998     93114271.4      0589431       Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020137             AU    09/22/1993    06/27/1996     47501/93        669926        Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020137             AR    09/21/1993    07/31/1997     325055          250834        Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020137             BR    09/20/1993    09/05/2000     PI-9303833-0    PI9303833-0   Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020137             CA    08/19/1993    05/11/1999     2104444         2104444       Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020137             GB    09/22/1993    06/17/1998     93115271.4      0589431       Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020137             SE    09/22/1993    06/17/1998     93115271.4      0589431       Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020137             ES    09/22/1993    06/17/1998     93115271.4      0589431       Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020137             PT    09/22/1993    06/17/1998     93115271.4      0589431       Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020137             LU    09/22/1993    06/17/1998     93115271.4      0589431       Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020137             GR    09/22/1993    06/17/1998     93115271.4      980401755     Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020137             BE    09/22/1993    06/17/1998     93115271.4      0589431       Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020137             AT    09/22/1993    06/17/1998     93115271.4      E167 430      Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020137             DK    09/22/1993    06/17/1998     93115271.4      0589431       Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020137             FR    09/22/1993    06/17/1998     93115271.4      0589431       Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020138             BR    09/20/1993    09/05/2000     PI 9303834-8    PI9303834-8   Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020138        A    EP    09/22/1993    07/16/1997     93115288.8      0589436       Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020138             US    09/23/1993    08/27/1996     948552          5549943       Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020138             IT    09/22/1993    07/16/1997     93115288.8      0589436       Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020138             MX    09/22/1993    12/10/1997     935617          197424        Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020138             NZ    08/31/1993                   248545          248545        Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020138        B    EP    09/22/1993    07/16/1997     93115288.8      0589435       Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020138             AR    11/02/1993    06/25/1999     326470          253.391       Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020138             CA    08/19/1993    03/30/1999     2104442         2104442       Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020138             ES    09/22/1993    07/16/1997     93115288.8      2105028       Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020138             GB    09/22/1993    07/16/1997     93115288.8      0566436       Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020138             AU    09/22/1993    11/09/1995     4749993         664308        Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020138             DE    09/22/1993    07/16/1997     93115288.8      69312195.5    Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020138             FR    09/22/1993    07/16/1997     93115288.8      0589436       Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020138             BE    09/22/1993    07/16/1997     93115288.8      0589436       Granted   HEAT SHRINKABLE NYLON FOOD CASIN
020143             MX    08/19/1993    12/17/1996     93-05050        183597        Granted   END CLOSURES FOR SHIRRED CASING S
020143             JP    06/10/1993    05/09/1997     93-163809       2646326       Granted   END CLOSURES FOR SHIRRED CASING S


                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER   SUB  COUN    FILDATE       ISSDATE     APPLNUMBER       PATNUMBER      STATUS                   TITLE
----------   ---  ----    -------       -------     ----------       ---------      ------                   -----
020143             US    08/20/1992    08/24/1993     932530          5238443       Granted   END CLOSURES FOR SHIRRED CASING S
020143             FR    08/18/1993    05/29/1996     93113221.1      0583790       Granted   END CLOSURES FOR SHIRRED CASING S
020143             BE    08/18/1993    05/29/1996     93113221.1      0583780       Granted   END CLOSURES FOR SHIRRED CASING S
020143             CA    04/14/1993    01/16/1996     2093980         2093980       Granted   END CLOSURES FOR SHIRRED CASING S
020143             BR    08/12/1993    09/29/1998     PI9303366-4     PI9303366-4   Granted   END CLOSURES FOR SHIRRED CASING S
020143             ES    08/18/1993    05/29/1996     93113221.1      ES2087624T    Granted   END CLOSURES FOR SHIRRED CASING S
020143             DE    08/18/1993    05/29/1996     93113221.1      69302868      Granted   END CLOSURES FOR SHIRRED CASING S
020149             GB    11/17/1995    10/10/2001     95118159.3      0712889       Granted   A COMPOUND FIBROUS DOPE COMPOSITI
020149             DE    11/17/1995    10/10/2001     95118159.3      6952311540    Granted   A COMPOUND FIBROUS DOPE COMPOSITI
020149             CA    08/23/1995                   2156765                       Pending   A COMPOUND FIBROUS DOPE COMPOSITI
020149             JP    11/16/1995    08/25/2000     07-321271       3103756       Granted   A COMPOUND FIBROUS DOPE COMPOSITI
020149             BE    11/17/1995    10/10/2001     95118159.3      0712889       Granted   A COMPOUND FIBROUS DOPE COMPOSITI
020149             DK    11/17/1995    10/10/2001     95118159.3      0712889       Granted   A COMPOUND FIBROUS DOPE COMPOSITI
020149             FR    11/17/1995    10/10/2001     95118159.3      0712889       Granted   A COMPOUND FIBROUS DOPE COMPOSITI
020149             BR    10/05/1995                   PI 9504780-6                  Pending   A COMPOUND FIBROUS DOPE COMPOSITI
020149             MX    11/16/1995    07/27/19999    954797          192773        Granted   A COMPOUND FIBROUS DOPE COMPOSITI
020149             IT    11/17/1995    10/10/2001     95118159.3      0712889       Granted   A COMPOUND FIBROUS DOPE COMPOSITI
020149             NL    11/17/1995    10/10/2001     95118159.3      0712889       Granted   A COMPOUND FIBROUS DOPE COMPOSITI
020149        1    US    04/15/1996    04/28/1996     632051          5744251       Granted   A COMPOUND FIBROUS DOPE COMPOSITI
020149             CH    11/17/1995    10/10/2001     95118159.3      0712889       Granted   A COMPOUND FIBROUS DOPE COMPOSITI
020149             AT    11/17/1995    10/10/2001     95118159.3      0712889       Granted   A COMPOUND FIBROUS DOPE COMPOSITI
020149             LI    11/17/1995    10/10/2001     95118159.3      0712889       Granted   A COMPOUND FIBROUS DOPE COMPOSITI
020149             AU    11/17/1995    11/17/1995     95-37924        699226        Granted   A COMPOUND FIBROUS DOPE COMPOSITI
020149             FI    11/17/1995                   955573                        Pending   A COMPOUND FIBROUS DOPE COMPOSITI
020149             SE    11/17/1995    10/10/2001     95118159.3      0712889       Granted   A COMPOUND FIBROUS DOPE COMPOSITI
020149             LU    11/17/1995    10/10/2001     95118159.3      0712889       Granted   A COMPOUND FIBROUS DOPE COMPOSITI
020149             US    11/18/1994    02/18/1997     342287          5603884       Granted   A COMPOUND FIBROUS DOPE COMPOSITI
020151             MX    03/11/1994    11/07/1997     941819          186934        Granted   PACKAGE OF SHIRRED FOOD CASING AN
020151             BR    03/11/1994    11/24/1994     PI9401134-6     PI9401134-6   Granted   PACKAGE OF SHIRRED FOOD CASING AN
020193             IT    08/13/1999                   99306405-4                    Pending   METHOD FOR REMOVING CELLULOSIC C
020193             FR    08/13/1999                   99306405-4                    Pending   METHOD FOR REMOVING CELLULOSIC C
020193             ES    08/13/1999                   99306405-4                    Pending   METHOD FOR REMOVING CELLULOSIC C
020193             NL    08/13/1999                   99306405-4                    Pending   METHOD FOR REMOVING CELLULOSIC C
020195             CA    04/28/1999                   2270297                       Pending   METHOD FOR THE NON CONTACT PRINTI
020195             US    10/13/1998    03/13/2001     09/169990       6200510.81    Granted   METHOD FOR THE NON CONTACT PRINTI

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER   SUB  COUN    FILDATE       ISSDATE     APPLNUMBER       PATNUMBER      STATUS                   TITLE
----------   ---  ----    -------       -------     ----------       ---------      ------                   -----
020197             US    04/22/1999    07/24/2001     09/296288       6264874       Granted   METHOD FOR CONTROLLING THE DIAMET
020197             CA    09/21/9999                   2282927                       Pending   METHOD FOR CONTROLLING THE DIAMET
020201             CA    02/21/2000                   2299191                       Pending   Method for extruding tubular film
020201             GB    04/18/2000    09/04/2002     00303270.3      1078730       Granted   Method for extruding tubular film
020201             US    08/27/1999    11/20/2001     09/384106       6319457       Granted   Method for extruding tubular film
020201             AT    04/18/2000    09/04/2002     00303270.3      1078730       Granted   Method for extruding tubular film
020201             DE    04/18/2000    09/04/2002     00303270.3      6000039810    Granted   Method for extruding tubular film
020201             BE    04/18/2000    09/04/2002     00303270.3      1078730       Granted   Method for extruding tubular film
020201             FR    04/18/2000    09/04/2002     00303270.3      1078730       Granted   Method for extruding tubular film
020201             FI    04/18/2000    09/04/2002     00303270.3      1078730       Granted   Method for extruding tubular film
020201             ES    04/18/2000    09/04/2002     00303270.3      1078730       Granted   Method for extruding tubular film
020202             CA    05/16/2000                   2308906                       Pending   CELLULOSE FOOD CASING, CELLULOSE
020202             GB    07/14/2000                   003059623                     Pending   CELLULOSE FOOD CASING, CELLULOSE
020202             BE    07/14/2000                   003059623                     Pending   CELLULOSE FOOD CASING, CELLULOSE
020202             FI    07/14/2000                   003059623                     Pending   CELLULOSE FOOD CASING, CELLULOSE
020202             FR    07/14/2000                   003059623                     Pending   CELLULOSE FOOD CASING, CELLULOSE
020202             US    10/18/1999                   09/419.933                    Pending   CELLULOSE FOOD CASING, CELLULOSE
020202             DE    07/14/2000                   003059623                     Pending   CELLULOSE FOOD CASING, CELLULOSE
020202             ES    07/14/2000                   003059623                     Pending   CELLULOSE FOOD CASING, CELLULOSE
020203             CA    06/07/2000                   2310948                       Pending   METHOD FOR IMPROVING THE REWET SHR
020203             ES    07/14/2000                   00306019.1                    Pending   METHOD FOR IMPROVING THE REWET SHR
020203             US    11/17/1999                   09/441517                     Pending   METHOD FOR IMPROVING THE REWET SHR
020203             AT    07/14/2000                   00306019.1                    Pending   METHOD FOR IMPROVING THE REWET SHR
020203             MX    09/21/2000                   0009263                       Pending   METHOD FOR IMPROVING THE REWET SHR
020203             BE    07/14/2000                   00306019.1                    Pending   METHOD FOR IMPROVING THE REWET SHR
020203             FI    07/14/2000                   00306019.1                    Pending   METHOD FOR IMPROVING THE REWET SHR
020203             GB    07/14/2000                   00306019.1                    Pending   METHOD FOR IMPROVING THE REWET SHR
020203             DE    07/14/2000                   00306019.1                    Pending   METHOD FOR IMPROVING THE REWET SHR
020203             FR    07/14/2000                   00306019.1                    Pending   METHOD FOR IMPROVING THE REWET SHR
020206             GB    05/02/2001                   01304018.3                    Pending   MANDREL STRUCTURE FOR USE IN MAN
020206             PL    05/09/2001                   P347449                       Pending   MANDREL STRUCTURE FOR USE IN MAN
020206             LT    05/02/2001                   01304018.3                    Pending   MANDREL STRUCTURE FOR USE IN MAN
020206             FI    05/02/2001                   01304018.3                    Pending   MANDREL STRUCTURE FOR USE IN MAN
020206             DE    05/02/2001                   01304018.3                    Pending   MANDREL STRUCTURE FOR USE IN MAN
020206             FR    05/02/2001                   01304018.3                    Pending   MANDREL STRUCTURE FOR USE IN MAN

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER   SUB  COUN    FILDATE       ISSDATE     APPLNUMBER       PATNUMBER      STATUS                   TITLE
----------   ---  ----    -------       -------     ----------       ---------      ------                   -----
020206             BE    05/02/2001                   01304018.3                    Pending   MANDREL STRUCTURE FOR USE IN MAN
020206             AT    05/02/2001                   01304018.3                    Pending   MANDREL STRUCTURE FOR USE IN MAN
020151             JP    03/10/1994    04/05/2002     06-065457       3295219       Granted   PACKAGE OF SHIRRED FOOD CASING AN
020151        1    US    03/11/1994    01/17/1995     209128          5382190       Granted   PACKAGE OF SHIRRED FOOD CASING AN
020151             GB    02/25/1994    07/22/1998     94301356.5      614610        Granted   PACKAGE OF SHIRRED FOOD CASING AN
020151             NL    02/25/1994    07/22/1998     94301356.5      614610        Granted   PACKAGE OF SHIRRED FOOD CASING AN
020151             FR    02/25/1994    07/22/1998     94301356.5      614610        Granted   PACKAGE OF SHIRRED FOOD CASING AN
020151             ES    02/25/1994    07/22/1998     94301356.5      614610        Granted   PACKAGE OF SHIRRED FOOD CASING AN
020151             BE    02/25/1994    07/22/1998     94301356.5      614610        Granted   PACKAGE OF SHIRRED FOOD CASING AN
020151             US    03/12/1993    01/17/1995     030923          5381643       Granted   PACKAGE OF SHIRRED FOOD CASING AN
020151             PH    03/11/1994    09/16/1997     47912           30652         Granted   PACKAGE OF SHIRRED FOOD CASING AN
020151        1    CA    05/16/1994    02/21/1997     2123655         2123655       Granted   PACKAGE OF SHIRRED FOOD CASING AN
020151             DE    02/25/1994    07/22/1998     94301356.5      69411785      Granted   PACKAGE OF SHIRRED FOOD CASING AN
020151             CA    02/22/1994    09/23/1997     2116189         2116189       Granted   PACKAGE OF SHIRRED FOOD CASING AN
020154        1    US    02/22/1999    11/07/2000     09/255.006      6143344       Granted   SELF-COLORING CASING WITH A BETTER
020154             ES    09/21/1994    06/19/1996     P9401993        2076904       Granted   SELF-COLORING CASING WITH A BETTER
020154             US    09/21/1993    09/21/1999     08/124063       5955126       Granted   SELF-COLORING CASING WITH A BETTER
020154             BR    09/20/1994                   PI9403792-2                   Pending   SELF-COLORING CASING WITH A BETTER
020154             CL    09/20/1994    12/21/1998     94-01360        39.828        Granted   SELF-COLORING CASING WITH A BETTER
020156             DE    08/15/1994    10/21/1998     94306008.7      69414059      Granted   PACKAGE OF SHIRRED FOOD CASING AN
020156             BE    08/15/1994    10/21/1998     94306008.7      0641725       Granted   PACKAGE OF SHIRRED FOOD CASING AN
020156             ES    08/15/1994    10/21/1998     9430600837      0641725       Granted   PACKAGE OF SHIRRED FOOD CASING AN
020156             FR    08/15/1994    10/21/1998     94306008.7      0641725       Granted   PACKAGE OF SHIRRED FOOD CASING AN
020156             GB    08/15/1994    10/21/1998     94306008.7      0641725       Granted   PACKAGE OF SHIRRED FOOD CASING AN
020156             US    08/27/1993    10/18/1994     112527          6356007       Granted   PACKAGE OF SHIRRED FOOD CASING AN
020156             JP    08/18/1994                   94-215244                     Pending   PACKAGE OF SHIRRED FOOD CASING AN
020156             CA    07/13/1994    11/16/1999     2127955         2127955       Granted   PACKAGE OF SHIRRED FOOD CASING AN
020156             MX    08/26/1994    12/15/1997     946527          187485        Granted   PACKAGE OF SHIRRED FOOD CASING AN
020156             NL    08/15/1994    10/21/1998     94306008.7      0641725       Granted   PACKAGE OF SHIRRED FOOD CASING AN
020156             BR    08/26/1994    11/24/1998     PI9403342-0     PI9403342-0   Granted   PACKAGE OF SHIRRED FOOD CASING AN
020162             DE    01/10/1995    03/25/1998     95100261.7      69501843      Granted   METHOD AND APPARATUS FOR PACKAGI
020162             ES    01/10/1995    03/25/1998     95100261.7      2114233T3     Granted   METHOD AND APPARATUS FOR PACKAGI
020162             GB    01/10/1995    03/25/1998     95100261.7      0675043       Granted   METHOD AND APPARATUS FOR PACKAGI
020162             AU    01/09/1995    08/14/1997     10098/95        677469        Granted   METHOD AND APPARATUS FOR PACKAGI
020162             BR    03/10/1995    08/08/2000     PI9500060-7     PI9500060-7   Granted   METHOD AND APPARATUS FOR PACKAGI

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER   SUB  COUN    FILDATE       ISSDATE     APPLNUMBER       PATNUMBER      STATUS                   TITLE
----------   ---  ----    -------       -------     ----------       ---------      ------                   -----
020162             MX    01/10/1995    10/08/1997     95-00394        186322        Granted   METHOD AND APPARATUS FOR PACKAGI
020162             CA    11/16/1994    11/24/1998     2135943         2135943       Granted   METHOD AND APPARATUS FOR PACKAGI
020162             FR    01/10/1995    03/25/1998     95100261.7      0675043       Granted   METHOD AND APPARATUS FOR PACKAGI
020162             US    03/29/1994    02/21/1998     219564          5391108       Granted   METHOD AND APPARATUS FOR PACKAGI
020162             BE    01/10/1995    03/25/1998     95100261.7      0675043       Granted   METHOD AND APPARATUS FOR PACKAGI
020163             FR    08/07/1995    11/04/1998     95112413.0      0696542       Granted   PERFORATED PACKAGING FOR FOOD CA
020163             CA    07/12/1995    10/17/2000     2153713         2153713       Granted   PERFORATED PACKAGING FOR FOOD CA
020163             ES    08/07/1995    11/04/1998     95112413.0      ES2125534T    Granted   PERFORATED PACKAGING FOR FOOD CA
020163             DE    08/07/1995    11/04/1998     95112413.0      69505751.0    Granted   PERFORATED PACKAGING FOR FOOD CA
020163             BE    08/07/1995    11/04/1998     95112413.0      0696542       Granted   PERFORATED PACKAGING FOR FOOD CA
020206             MX    07/18/2001                   2001005024                    Pending   MANDREL STRUCTURE FOR USE IN MAN
020206             CA    04/26/2001                   2345193                       Pending   MANDREL STRUCTURE FOR USE IN MAN
020206             AU    05/18/2001                   4611001                       Pending   MANDREL STRUCTURE FOR USE IN MAN
020206             US    05/19/2000    09/03/2002     09/574209       6444161       Granted   MANDREL STRUCTURE FOR USE IN MAN
020206             ES    05/02/2001                   01304018.3                    Pending   MANDREL STRUCTURE FOR USE IN MAN
020213             US    05/26/2002                   60/383107                     Pending   FOOD PROCESSING AND PACKAGING FIL
020214             MX    10/03/2001                   2001/009994                   Pending   METHOD AND APPARATUS FOR USE IN M
020214             IE    10/02/2001                   01308396.9                    Pending   METHOD AND APPARATUS FOR USE IN M
020214             ES    10/02/2001                   01308396.9                    Pending   METHOD AND APPARATUS FOR USE IN M
020214             AU    10/01/2001                   7731801                       Pending   METHOD AND APPARATUS FOR USE IN M
020214             DE    10/02/2001                   01308396.9                    Pending   METHOD AND APPARATUS FOR USE IN M
020214             FR    10/02/2001                   01308396.9                    Pending   METHOD AND APPARATUS FOR USE IN M
020214             AT    10/02/2001                   01308396.9                    Pending   METHOD AND APPARATUS FOR USE IN M
020214             US    10/04/2001                   09/971245                     Pending   METHOD AND APPARATUS FOR USE IN M
020214             CA    10/02/2001                   2358016                       Pending   METHOD AND APPARATUS FOR USE IN M
020214             GB    10/02/2001                   01308396.9                    Pending   METHOD AND APPARATUS FOR USE IN M
020214             BE    10/02/2001                   01308396.9                    Pending   METHOD AND APPARATUS FOR USE IN M
020215             US    10/16/2001                   09/688556                     Pending   FOOD CASING
020216             CA    04/05/2002                   2380778                       Pending   SELF-COLORING RED SMOKED CASING
020216             US    03/22/2002                   10/102724                     Pending   SELF-COLORING RED SMOKED CASING
020218             CA    03/21/2002                   2378040                       Pending   PROCESSING WRAP CONTAINING COLOR
020218             US    03/06/2002                   10/090833                     Pending   PROCESSING WRAP CONTAINING COLOR
020219             US    05/10/2002                   10/142160                     Pending   NYLON FOOD CASING HAVING A BARRIE
020219             CA    05.39.2992                   2388087                       Pending   NYLON FOOD CASING HAVING A BARRIE
020219             MX    06/16/2003                   2002006052                    Pending   NYLON FOOD CASING HAVING A BARRIE

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER   SUB  COUN    FILDATE       ISSDATE     APPLNUMBER       PATNUMBER      STATUS                   TITLE
----------   ---  ----    -------       -------     ----------       ---------      ------                   -----
020220             US    05/06/2003                   60/377655                     PENDING   PROCESS FOR IMPROVING SMOKY COLO

* = Licensed to third party(ies).

                                    EXHIBIT B

                                   TRADEMARKS

                             SCHEDULE OF TRADEMARKS

                                   TRADE NAMES

                                              APPLICATION   REGISTRATION
     TRADEMARK          COUNTRY    STATUS       NUMBER         NUMBER     NEXT RENEWAL DATE
--------------------    -------  ----------  ------------   ------------  -----------------
NOJAX (STYLIZED)           UY    REGISTERED        220964        314146       03-Jul-09
NOJAX (STYLIZED)           YU    REGISTERED       2412/54         13316       21-Mar-05
NOJAX (STYLIZED)           EC    REGISTERED           43B        141/56       23-Apr-01
NOJAX (STYLIZED)           PH    REGISTERED          4317         R1699       11-Jun-16
NOJAX (STYLIZED)           PT    REGISTERED         81507         81507       15-Mar-05
NOJAX (STYLIZED)           HB    REGISTERED      Z950811N       Z950811       21-Mar-05
NOJAX (STYLIZED)           MK    REGISTERED      PZ200/95         06376       21-Mar-05
NOJAX (STYLIZED)           TN    REGISTERED                    EE991274       05-Aug-14
NOJAX (STYLIZED)           PO    REGISTERED         17713         17713       23-Aug-02
NOJAX (STYLIZED)           ES    REGISTERED        263469        263469       25-Jun-04
NOJAX (STYLIZED)           CZ    REGISTERED          4209        151691       07-Jan-05
NOJAX (STYLIZED)           BX    REGISTERED        020375         64599       02-Dec-11
NOJAX (STYLIZED)           AU    REGISTERED        121443       a121443       21-Dec-06
NOJAX (STYLIZED)           SK    REGISTERED                      151691       07-Jan-05
NOJAX (STYLIZED)           CA    REGISTERED        202631   N533024/129       28-Mar-09
NOJAX (STYLIZED)           DO    REGISTERED          9033          9033       10-Mar-05
NOJAX (STYLIZED)           AR    REGISTERED        427935        354602       13-Mar-08
NOJAX (STYLIZED)           FI    REGISTERED         32/53         26721       26-Jun-03
NOJAX (STYLIZED)           BR    REGISTERED        177595     002489562       16-Oct-10
NOJAX (STYLIZED)           SE    REGISTERED       1245/46         61647       30-Aug-05
NOJAX (STYLIZED)           MX    REGISTERED         54801         71166       18-Jun-02
NOJAX (STYLIZED)           IT    REGISTERED        28/123        638959       10-Jan-02
NOJAX (STYLIZED)           HN    REGISTERED                        7504       04-Dec-06
NOJAX (STYLIZED)           SI    REGISTERED      Z9570767       9570767       20-Jun-05
NOJAX (STYLIZED)           AT    REGISTERED       2462/54         32013       05-Mar-05
NOJAX AL                   US    UNIFIED
NOJAX (STYLIZED)           HK    REGISTERED                    415/1955       30-Dec-10

                                              APPLICATION   REGISTRATION
     TRADEMARK          COUNTRY    STATUS       NUMBER         NUMBER     NEXT RENEWAL DATE
--------------------    -------  ----------  ------------   ------------  -----------------
NUCEL                      US    REGISTERED    74/453.651       2132918       27-Jan-07
NUCEL                      EU    REGISTERED     001516582     001516562       14-Jun-10
OPTIMER                    US    SEARCH
PAL-PAC                    US    SEARCH
PAUL'S VALLEY              US    SEARCH
PORKGUARD                  US    SEARCH
PRECISION SIZER            US    SEARCH
PROGUARD                   US    SEARCH
REELKASE                   US    REGISTERED     74/403524       1827476       22-Mar-04
REELSMOKE                  US    REGISTERED     74/403525       1827479       22-Mar-04
ROLLMATIC                  US    REGISTERED        566197       1414997       26-Oct-06
ROLLMATIC                  CA    REGISTERED        559006        352466       03-Mar-04
SANGOFLEX                  WO    REGISTERED                     6372282       02-Oct-10
SANGOFLEX                  CH    REGISTERED                      381917       17-Apr-10
SENTINEL                   MX    REGISTERED        205560        477742       16-Jul-04
SENTINEL                   US    REGISTERED     74/096561       1653667       13-Aug-11
SENTRY                     US    SEARCH
SEPRA-CEL                  US    REGISTERED     74/616345       1946715       09-Jan-06
SHIRMATIC                  IE    REGISTERED       1088/83        109349       20-Apr-04
SHIRMATIC                  MX    REGISTERED        114309        417650       03-Jun-11
SHIRMATIC                  NZ    REGISTERED        119115        119115       18-Apr-12
SHIRMATIC                  NZ    REGISTERED        119116        119116       18-Apr-12
SHIRMATIC                  NO    REGISTERED       8313033        117653       19-Jul-04
SHIRMATIC                  PA    REGISTERED         32925         32925       27-Jun-04
SHIRMATIC                  GB    REGISTERED       1077271       1077271       20-Apr-08
SHIRMATIC                  HK    REGISTERED       1248/83       2456/83       05-May-04
SHIRMATIC                  PH    UNFILED     NOT-RECEIVED
SHIRMATIC                  MX    REGISTERED        114308        417649       03-Jun-11
SHIRMATIC                  IE    REGISTERED       1087/83        109348       20-Apr-04
SHIRMATIC                  FI    REGISTERED       1926/77         75788       23-Dec-10
SHIRMATIC                  CA    REGISTERED        408422        233990       29-Jun-09
SHIRMATIC                  CA    REGISTERED        408751        229477       04-Aug-08
SHIRMATIC                  CO    REGISTERED        337666        144506       16-Nov-03
SHIRMATIC                  CO    REGISTERED        337667        161088       30-May-04
SHIRMATIC                  DK    REGISTERED       2107/83       3872/84       09-Nov-04
SHIRMATIC                  AR    REGISTERED       1608609       1721037       11-Feb-09
SHIRMATIC                  WO    REGISTERED                      432852       19-Aug-17

                                              APPLICATION   REGISTRATION
     TRADEMARK          COUNTRY    STATUS       NUMBER         NUMBER     NEXT RENEWAL DATE
--------------------    -------  ----------  ------------   ------------  -----------------
SHIRMATIC                  AU    REGISTERED        306240       A306240       13-Apr-08
SHIRMATIC                  AU    REGISTERED        306241       A306241       13-Apr-08
SHIRMATIC                  BR    REGISTERED      16956-77     006760155       10-Sep-08
SHIRMATIC                  HK    REGISTERED      1248A/83       1249/84       05-May-04
SHIRMATIC                  CH    REGISTERED          1416        288875       24-Mar-07
SHIRMATIC                  VE    REGISTERED          3667         92311       17-Oct-04
SHIRMATIC                  PE    REGISTERED                       79909       12-May-04
SHIRMATIC                  AR    REGISTERED       1608610       1721038       11-Feb-09
SHIRMATIC                  BR    REGISTERED      16955-77     006760147       10-Sep-08
SHIRMATIC                  US    REGISTERED         11300       1076298       01-Nov-07
SHIRMATIC                  US    REGISTERED        108846       1086943       07-Mar-08
SHIRMATIC                  FL    REGISTERED       Z-B1235         60042       13-Jun-03
SHIRMATIC                  GB    REGISTERED       0177272       0177272       20-Apr-08
SHIRMATIC                  SE    REGISTERED       77-1941        160758       16-Sep-07
SHIRMATIC                  VE    REGISTERED          3668       91984-F       13-Sep-04
SHIRMATIC & KATAKANA       JP    REGISTERED        560/94       3303038       09-May-07
SMOKE MASTER               US    SEARCH         78/189030
SOUP SAC                   US    SEARCH
STC                        US    SEARCH
STRIPPER                   US    SEARCH
SUPARAP                    US    SEARCH
TEGRA                      US    SEARCH
TENDRJAX                   CH    REGISTERED                      399894       07-Jan-12
TENDRJAN                   WO    REGISTERED                     R389793       06-Jul-12
TITECADDIE                 CA    REGISTERED        381593        214820       16-Jul-06
TITECADDIE                 GH    REGISTERED          1696        407446       25-Mar-13
V-VAC                      US    REGISTERED     74/459357       1865580       06-Dec-04
VISCORA (LOGO)             IS    REGISTERED       93/1988      395/1988       09-Sep-98
VISCORA (LOGO)             NO    REGISTERED        880776        137130       22-Jun-99
VISCORA (LOGO)             WO    REGISTERED                      523837       17-Feb-08
VISCORA (LOGO)             FR    REGISTERED        873394       1423936       21-Aug-97
VISI-CASE                  JP    REGISTERED   103376/1986       2078008       30-Sep-08
VISKASE                    DK    REGISTERED                    00211995       13-Jan-05
VISKASE                    IE    REGISTERED                       74268       08-Jul-03
VISKASE                    WO    REGISTERED                      589658       13-Apr-12
VISKASE                    KE    REGISTERED          9117          9117       10-Apr-94
VISKASE                    FI    REGISTERED                      140021       20-Sep-05

                                              APPLICATION   REGISTRATION
     TRADEMARK          COUNTRY    STATUS       NUMBER         NUMBER     NEXT RENEWAL DATE
--------------------    -------  ----------  ------------   ------------  -----------------
VISKASE                    SE    REGISTERED       9308475        262395       23-Dec-04
VISKASE                    NO    REGISTERED                      168076       08-Jun-05
VISKASE                    FR    REGISTERED                     1604356       05-Jul-98
VISKASE                    NZ    REGISTERED         55963         55983       17-Jan-04
VISKASE                    AR    REGISTERED       1892042       1521918       31-May-04
VISKASE                    GB    REGISTERED                      725640       11-Jan-03
VISKASE                    PE    REGISTERED        015337         29534       24-Sep-06
VISKASE                    TY    REGISTERED          6066          6066       12-May-08
VISKASE                    AR    REGISTERED       1872778       1506872       28-Feb-04
VISKASE                    CA    REGISTERED        559007        379431       08-Feb-06
VISKASE                    AU    REGISTERED        569819       A569819       23-Dec-08
VISKASE                    AU    REGISTERED        121619       A121619       13-Jan-07
VISKASE                    US    REGISTERED        586212       1444069       23-Jun-07
VISKASE                    GB    REGISTERED                     1326547       11-Nov-04
VISKASE AND DESIGN         CO    REGISTERED        279616        132101       28-Dec-05
VISKASE AND DESIGN         ZA    REGISTERED       67/6666       67/6666       10-Sep-07
VISKASE AND DESIGN         TH    REGISTERED        348692       TM65790       22-Oct-07
VISKASE AND DESIGN         GB    REGISTERED       1326547       1326547       11-Nov-04
VISKASE AND DESIGN         KR    REGISTERED    17258/1987        168758       02-Mar-09
VISKASE AND DESIGN         JP    REGISTERED   100380/1987       2722016       06-Jun-07
VISKASE AND DESIGN         HK    REGISTERED        518/88       1261/89       30-Jan-09
VISKASE AND DESIGN         CO    REGISTERED        279565        132098       28-Dec-05
VISKASE AND DESIGN         CN    REGISTERED         32386        383899       09-Aug-08
VISKASE AND DESIGN         CA    REGISTERED        559012        379432       08-Feb-06
VISKASE AND DESIGN         PH    REGISTERED         63175         46153       25-Aug-09
VISKASE AND DESIGN         VE    REGISTERED      14671-87        143456       05-Mar-06
VISKASE AND DESIGN         AR    REGISTERED       1618687       1322027       09-Feb-09
VISKASE AND DESIGN         HK    REGISTERED       518A/88       1261/89       30-Jan-09
VISKASE AND DESIGN         BR    REGISTERED     814235654     814235654       13-Apr-10
VISKASE AND DESIGN         MX    REGISTERED         49413        366524       28-Sep-03
VISKASE AND DESIGN         UY    REGISTERED        268054        268054       06-Mar-06
VISKASE AND DESIGN         CL    REGISTERED        263725        435136       30-Nov-04
VISKASE AND DESIGN         FY    REGISTERED        437-94        171868       12-Oct-04
VISKASE AND DESIGN         UY    REGISTERED        268053        268053       06-Mar-06
VISKASE AND DESIGN         PY    REGISTERED        437-94        173611       14-Dec-04
VISKASE AND DESIGN         PT    REGISTERED        306285        306285       07-Dec-05
VISKASE AND DESIGN         AR    REGISTERED       1892043       1521919       31-May-04

                                              APPLICATION   REGISTRATION
     TRADEMARK          COUNTRY    STATUS       NUMBER         NUMBER     NEXT RENEWAL DATE
--------------------    -------  ----------  ------------   ------------  -----------------
VISKASE AND DESIGN         BR    REGISTERED     814235646     814235646       03-Apr-10
VISKASE AND DESIGN         BR    REGISTERED     814235638     814235638       03-Apr-10
VISKASE AND DESIGN         VE    REGISTERED      14672-67        143457       05-Mar-06
VISKASE AND DESIGN         CN    REGISTERED         32386        320856       10-Aug-08
VISKASE AND DESIGN         AF    UNFILED
VISKASE AND DESIGN         IE    REGISTERED      67/02972        124836       02-Sep-08
VISKASE AND DESIGN         MX    REGISTERED        479880        479880       12-Apr-04
VISKASE AND DESIGN         FR    UNFILED                         105681
VISKASE AND DESIGN         US    REGISTERED        586196       1444068       23-Jun-07
VISKASE POLYFILM AND       BR    REGISTERED     816840296     816840296       16-Feb-04
VISKASE POLYFILM AND       BR    REGISTERED     816840300     816840300       08-Mar-04
VISKING                    YU    REGISTERED       Z356/53         12930       19-Feb-11
VISKING                    HR    REGISTERED       Z940422       Z940422       14-Feb-04
VISKING                    MK    PENDING       PZ-1323/94
VISKING                    VD    PENDING          4259/54
VISKING                    MK    PENDING       PZ-1323/94                     19-Feb-04
VISKING                    CH    REGISTERED          7091        391192       25-Jun-11
VISKING RIBBON & CRO       AU    REGISTERED        100196       A100196       26-Sep-05
VISKING RIBBON & CRO       SE    REGISTERED       1836/49         67632       20-Jan-10
VISKING RIBBON & CRO       GB    REGISTERED        705237        705237       26-Feb-11
VISKING RIBBON & CRO       CH    REGISTERED          7091        378199       26-Sep-09
VISKASE & DEVICE           US    REGISTERED
VISKASE & DEVICE           DE    REGISTERED                      666911
VISKING & KATAKANA C       JP    REGISTERED      56033/88       2297491       31-Jan-11
VISKING (LOWE CASE LE      IT    REGISTERED     35441C/83        483860       10-Nov-03
VISKING (LOWER CASE L      IR    REGISTERED         16679         13394       22-Dec-04
VISKING (LOWER CASE L      NZ    REGISTERED         32374         32374       03-Oct-03
VISKING (LOWER CASE L      GB    REGISTERED        544621        544621       19-Sep-03
VISKING (LOWER CASE L      AU    REGISTERED         62654        A62654       10-Oct-03
VISKING CASING & KING      BR    REGISTERED        177597     002832356       30-Jun-03
VISKING CASING & KING      SE    REGISTERED         62560         62560       22-Feb-07
VISKING CASING & KING      CH    REGISTERED          3076        363143       02-May-08
VISKING RIBBON & CRO       NZ    REGISTERED         48166         48168       16-Aug-12
VISKING LOWER CASE LE      HK    REGISTERED        977/54      416/1955       30-Dec-10
VISKING(LOWER CASE LE      AT    REGISTERED     AM2021/53         29863       04-Feb-04
VISKIT                     CA    REGISTERED        271291        130547       11-Apr-08
VISLEX                     US    REGISTERED    75/392.120       2225539       23-Feb-09

                                              APPLICATION   REGISTRATION
     TRADEMARK          COUNTRY    STATUS       NUMBER         NUMBER     NEXT RENEWAL DATE
--------------------    -------  ----------  ------------   ------------  -----------------
VISLON                     US    REGISTERED     75/392128       2209002       08-Dec-08
VISMAX                     US    PENDING        76/259177
VISNAT                     WO    REGISTERED                      478307       27-Jul-03
VISNAT                     FR    REGISTERED                     1233599       19-Apr-03
VISREX                     WO    REGISTERED        200763       R280670       05-Mar-04
VISTAKON LOGO              US    SEARCH
VISTEN                     CA    REGISTERED        202630     129/33025       28-Mar-09
VISTEN                     US    REGISTERED        521546        502256       21-Sep-08
VISTEN                     MX    REGISTERED         47805         65297       04-Sep-10
VISTEN                     US    REGISTERED      71521545        525848       06-Jun-10
VIZPAK                     US    SEARCH
ZEPHYR                     CA    REGISTERED        202629     129/33023       28-Mar-09
ZEPHYR                     US    REGISTERED        428452        379873       30-Jul-10
ZEPHYR                     US    UNFILED
ZEPHYR (STYLIZED)          FR    REGISTERED         65453       1685751       08-Aug-11
ZEPHYR (STYLIZED)          IT    REGISTERED        28/171        756925       22-May-06
ZEPHYR (STYLIZED)          BR    REGISTERED        177598     002523078       18-Dec-10

                                    EXHIBIT C

                               LICENSE AGREEMENTS

Nucel(R) Agreement: A license to use certain casing manufacturing technology from Courtaulds Fibres (Holdings) Limited.

                                    EXHIBIT D

                                   COPYRIGHTS

                                      None.

                                    ADDRESSES

          GRANTOR                                         GRANTEE

Viskase Companies, Inc.                      LaSalle Bank National Association
625 Willowbrook Center                       135 S. LaSalle, Suite 1960
Willowbrook, IL 60527                        Chicago, IL 60603
Attn: Chief Financial Officer                Attn: Victoria Douyon, CCTS
                                                     First Vice President